                                                                    EXHIBIT 10.8

                               SECURITY AGREEMENT

     THIS SECURITY AGREEMENT (this "AGREEMENT"), dated as of the 1st day of September, 1998, by and between Topp Telecom, Inc., a Florida corporation (hereinafter the "Debtor"), and CellStar Ltd., a Texas limited partnership (hereinafter the "Lender").

     WHEREAS, Lender has made a loan to Debtor (the "Loan") to restructure and refinance Debtor's obligations to Lender under certain accounts receivables of Lender which, in the aggregate, amount to US$26,990,000.00; and

     WHEREAS, the Loan is evidenced by that certain Promissory Note dated as of the date hereof, executed by Debtor in favor of Lender in the original principal amount of US$26,990,000.00 (the "Note"); and

     WHEREAS, in order to induce Lender to make the Loan, Debtor has agreed to grant a continuing Lien on the Collateral (as hereinafter defined) to secure the obligations of Debtor to Lender under the Note;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Defined Terms. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Note. All other undefined terms contained in this Security Agreement, unless the context indicates otherwise, have the meanings provided for by Article 9 of the Uniform Commercial Code of Florida (Chapters 671-680, inclusive, Florida Statutes) to the extent the same are used or defined therein.

     2.  Grant of Security Interest.

     (a) To secure the prompt and complete payment, performance and observance of all of Debtor's obligations to Lender under the Note (the "Obligations"), Debtor hereby grants, assigns, conveys, mortgages, pledges, hypothecates and transfers to Lender a security interest in and lien on all of its right, title and interest in, to and under the following property, whether now owned by or owing to, or hereafter acquired by or arising in favor of Debtor (including under any trade names, styles or derivations thereof), and whether owned or consigned by or to, or leased from or to, Debtor, and regardless of where located (all of which being hereinafter collectively referred to as the "Collateral"):

     (i)   all of Debtor's accounts and trade receivables (the
           "Accounts");
     (ii) all of Debtor's inventory and equipment purchased from Lender ("Inventory");
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     (iii) all of Debtor's contract rights under Section 3.1.5 of that certain
           License Agreement by and between Debtor and Motorola, Inc., dated as of July 7, 1998; and
     (iv) to the extent not otherwise included, all Proceeds and products of the foregoing and all accessions to, substitutions and replacements for, and rents and profits of, each of the foregoing.

          (b) In addition, to secure the prompt and complete payment, performance and observance of the Obligations and in order to induce Lender as aforesaid, Debtor hereby grants to Lender, upon the occurrence of an Event of Default under the Note, a right of set-off against the property of Debtor held by Lender, consisting of property described above in Section 2(a) now or hereafter in the possession or custody of or in transit to Lender, for any purpose, including safekeeping, collection or pledge, for the account of Debtor, or as to which Debtor may have any right or power.

          3. Lender's Rights Regarding Accounts. Lender may, prior to the occurrence of an Event of Default under the Note, in Lender's reasonable discretion and upon reasonable notice to Debtor, or, at any time after the occurrence of an Event of Default under the Note, in its sole discretion and without notice to Debtor, in Lender's own name or in the name of Debtor communicate with the debtors under the Accounts (the "Account Debtors") to verify with such Persons, to Lender's satisfaction, the existence, amount and terms of any such Accounts. If a Default or Event of Default shall have occurred and be continuing, Debtor, at its own expense, shall cause the independent certified public accountants then engaged by Debtor to prepare and deliver to Lender at any time and from time to time promptly upon Lender's request, the following reports with respect to Debtor: (i) a reconciliation of all Accounts; (ii) an aging of all Accounts; (iii) trial balances; and (iv) a test verification of such Accounts as Lender may request. Debtor, at its own expense, shall deliver to Lender the results of each physical verification, if any, which Debtor may in its discretion have made, or caused any other Person to have made on its behalf, of all or any portion of its Inventory. Lender shall have the right, from time to time, upon reasonable notice and during reasonable business hours, to verify the existence and state of the Collateral and inspect Debtor's books and records relating to the Collateral in any manner it may reasonably consider reasonably appropriate, and Debtor agrees to furnish all assistance and information and to perform all such acts as Lender may reasonably request in connection therewith and for such purpose to grant to Lender or its agents access to all places where the Collateral may be located and to all books and records relating to the Collateral.

     4.  Representations and Warranties.  Debtor represents and warrants that:

     (a) Debtor is the sole owner of each item of the Collateral, and has good and marketable title thereto free and clear of any and all mortgages, pledges, liens, security interests or other charges or encumbrances, or any segregation of assets or revenues or other preferential arrangement (whether or not constituting a security interest), whether voluntary or involuntary, and whether granted by agreement, statute or otherwise

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(collectively, "Liens") other than any Liens set forth on Schedule I hereto or
Liens arising in the ordinary course of business securing obligations which are not overdue for a period of sixty (60) days or more or which are in good faith being contested or litigated ("Permitted Encumbrances").

     (b) No effective security agreement, financing statement, equivalent security or lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except such as may have been filed (i) by Debtor in favor of Lender pursuant to this Security Agreement or the other Loan Documents, and (ii) in connection with any other Permitted Encumbrances.

     (c) This Security Agreement is effective to create a valid and continuing Lien on and, upon the filing of the appropriate financing statements, a perfected Lien in favor of Lender on the Collateral with respect to which a Lien may be perfected by filing pursuant to the Code. Such Lien is prior to all other Liens, except Permitted Encumbrances that would be prior to Liens in favor of Lender as a matter of law, and is enforceable as such as against any and all creditors of and purchasers from Debtor (other than purchasers of inventory in the ordinary course of business). All action by Debtor necessary or desirable to protect and perfect such Lien on each item of the Collateral has been duly taken.

     (d) Debtor's chief executive office, principal place of business, corporate offices, all warehouses and premises where Collateral is stored or located, and the locations of all of its books and records concerning the Collateral are set forth on Schedule II hereto.

     (e) With respect to the Accounts, (i) they represent bona fide sales of inventory or rendering of services to Account Debtors in the ordinary course of Debtor's business and are not evidenced by a judgment, Instrument or Chattel Paper; (ii) there are no setoffs, claims or disputes existing or asserted with respect thereto and Debtor has not made any agreement with any Account Debtor for any extension of time for the payment thereof, any compromise or settlement for less than the full amount thereof, any release of any Account Debtor from liability therefor, or any deduction therefrom except a discount or allowance allowed by Debtor in the ordinary course of its business for prompt payment and disclosed to Lender and setoffs, claims or disputes not exceeding $100,000.00;
(iii) to Debtor's knowledge, there are no facts, events or occurrences which in any way impair the validity or enforceability thereof or could reasonably be expected to reduce the amount payable thereunder as shown on Debtor's books and records and any invoices, statements and collateral reports delivered to Lender with respect thereto; (iv) Debtor has not received any notice of proceedings or actions which are threatened or pending against any Account Debtor which might result in any adverse change in such Account Debtor's financial condition; and
(v) Debtor has no knowledge that any Account Debtor is unable generally to pay its debts as they become due. Further with respect to the Accounts (x) the amounts shown on such records and all invoices, statements and other documents or reports regarding Collateral which may be delivered to Lender with respect thereto are

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actually and absolutely owing to Debtor as indicated thereon and are not in any way contingent, except for non-material contingencies; and (y) to Debtor's knowledge, all Account Debtors have the capacity to contract.

     (f) With respect to any Inventory, (i) such Inventory is located at one of Debtor's locations set forth on Schedule II hereto (ii) no Inventory is now, or shall at any time or times hereafter be stored at any other location without Lender's prior consent, and if Lender gives such consent, Debtor will concurrently therewith obtain, bailee, landlord and mortgagee agreements reasonably satisfactory to Lender, (iii) Debtor has good, indefeasible and merchantable title to such Inventory and such Inventory is not subject to any Lien or security interest or document whatsoever except for the Lien granted to Lender and except for Permitted Encumbrances and non-material Liens, (iv) such Inventory is of good and merchantable quality, free from any defects, (v) such Inventory is not subject to any licensing, patent, royalty, trademark, trade name or copyright agreements with any third parties which would require any consent of any third party upon sale or disposition of that Inventory or the payment of any monies to any third party as a precondition of such sale or other disposition, and (vi) to the knowledge of Debtor, after due inquiry and investigation, the completion of manufacture, sale or other disposition of such Inventory by Lender following an Event of Default shall not require the consent of any Person and shall not constitute a material breach or default under any contract or agreement to which Debtor is a party or to which such property is subject.

     (g) The security interest held by Capital Factors, Inc. in the accounts receivables of Debtor is valid and perfected solely against accounts receivable of Debtor not in excess of $200,000.

     5. Covenants. Debtor covenants and agrees with Lender that from and after the date of this Security Agreement and until the Termination Date:

     (a) Further Assurances; Pledge of Instruments. At any time and from time to time, upon the written request of Lender and at the sole expense of Debtor, Debtor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further actions as Lender may reasonably deem desirable to obtain the full benefits of this Security Agreement and of the rights and powers herein granted, including (i) using its best efforts to secure all consents and approvals necessary or appropriate for the assignment to or for the benefit of Lender of any license or contract held by Debtor or in which Debtor has any rights not heretofore assigned, (ii) filing any financing or continuation statements under the Code with respect to the Liens granted hereunder or under any other Loan Document (as defined in the Note), (iii) transferring Collateral to Lender's possession if a Lien on such Collateral can be perfected only by possession, and (iv) obtaining, or using its best efforts to obtain, waivers of Liens, if any exist, from landlords and mortgagees as may be reasonably requested by Lender. Debtor also hereby authorizes Lender to file any such financing or continuation statements without the signature of Debtor to the extent permitted by applicable law. If any amount payable under or in connection with any of the Collateral is or shall become evidenced by any Instrument, such Instrument, other than checks and notes received in the ordinary course of business, shall be duly endorsed in a manner satisfactory to Lender immediately upon Debtor's receipt thereof.

     (b) Maintenance of Records. Debtor shall keep and maintain, at one of the locations listed in Schedule II, hereto at its own cost and expense, satisfactory and complete records of the Collateral, including a record of any and all payments received and any and all credits granted with respect to the Collateral and all other dealings with the Collateral. Debtor shall mark its general ledger books pertaining to the Collateral to evidence this Security Agreement and the Liens granted hereby.

     (c) Indemnification. In any suit, proceeding or action brought by Lender relating to any Collateral for any sum owing thereunder or to enforce any provision of any Collateral, Debtor will save, indemnify and keep Lender harmless from and against all expense (including reasonable attorneys' fees and expenses), loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by Debtor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from Debtor, except in the case of Lender, to the extent such expense, loss, or damage is attributable solely to the gross negligence or willful misconduct of Lender as finally determined by a court of competent jurisdiction. All such obligations of Debtor shall be and remain enforceable against and only against Debtor and shall not be enforceable against Lender.

     (d) Compliance with Terms of Accounts, etc. In all material respects, Debtor will perform and comply with all obligations in respect of its Accounts, Chattel Paper, Contracts and Licenses and all other agreements to which it is a party or by which it is bound relating to the Collateral.

     (e) Limitation on Liens on Collateral. Debtor will not create, permit or suffer to exist, and will defend the Collateral against, and take such other action as is necessary to remove, any Lien on the Collateral except Permitted Encumbrances, and will defend the right, title and interest of Lender in and to any of Debtor's rights under the Collateral against the claims and demands of all Persons whomsoever.

     (f) Limitations on Disposition. Debtor will not sell, lease, transfer or otherwise dispose of any of the Collateral, or attempt or contract to do so, other than in the ordinary course of business.

     (g) Further Identification of Collateral. Debtor will, if so requested by Lender, furnish to Lender, as often as Lender reasonably requests, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Lender may reasonably request, all in such detail as Lender may specify.

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     (h) Notices. Debtor will advise Lender promptly, in reasonable detail, (i)
of any Lien (other than Permitted Encumbrances) or claim made or asserted against any of the Collateral, and (ii) of the occurrence of any other event which would have a material adverse effect on the aggregate value of the Collateral or on the Liens created hereunder or under any other Loan Document.

     6. Lender's Appointment as Attorney-In-Fact. On the Closing Date Debtor shall execute and deliver to Lender a power of attorney (the "Power of Attorney") substantially in the form attached hereto as Exhibit A. The power of attorney granted pursuant to the Power of Attorney is a power coupled with an interest and shall be irrevocable until the Termination Date. The powers conferred on Lender under the Power of Attorney are solely to protect Lender's interests in the Collateral and shall not impose any duty upon Lender to exercise any such powers. Lender agrees that (a) it shall not exercise any power or authority granted under the Power of Attorney unless an Event of Default has occurred and is continuing, and (b) Lender shall account for any moneys received by Lender in respect of any foreclosure on or disposition of Collateral pursuant to the Power of Attorney provided that Lender shall have no duty as to any Collateral, and Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers. NONE OF LENDER OR ITS AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL BE RESPONSIBLE TO ANY DEBTOR FOR ANY ACT OR FAILURE TO ACT UNDER ANY POWER OF ATTORNEY OR OTHERWISE, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE SOLELY TO THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION, NOR FOR ANY PUNITIVE EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.

     7.  Remedies; Rights Upon Default.

     (a) In addition to all other rights and remedies granted to it under this Security Agreement, the other Loan Documents and under any other instrument or agreement securing, evidencing or relating to any of the Obligations, if any Event of Default shall have occurred and be continuing, Lender may exercise all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, Debtor expressly agrees that in any such event Lender, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon Debtor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code and other applicable law), may forthwith enter upon the premises of Debtor where any Collateral is located through self-help, without judicial process, without first obtaining a final judgment or giving Debtor or any other Person notice and opportunity for a hearing on Lender's claim or action, and may collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at a public or private sale or sales, at any exchange at such prices as it may deem acceptable, for cash or on credit or for future delivery without assumption of any credit risk. Lender shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption Debtor hereby releases. Such sales may be adjourned and continued from time to time with or without notice. Lender shall have the right to conduct such sales on Debtor's premises or elsewhere and shall have the right to use Debtor's premises without charge for such time or times as Lender deems necessary or advisable. Debtor further agrees, at Lender's request, to assemble the Collateral and make it available to Lender at places which Lender shall select, whether at Debtor's premises or elsewhere. Until Lender is able to effect a sale, lease, or other disposition of Collateral, Lender shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by Lender. Lender shall have no obligation to Debtor to maintain or preserve the rights of Debtor as against third parties with respect to Collateral while Collateral is in the possession of Lender. Lender may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of Lender's remedies with respect to such appointment without prior notice or hearing as to such appointment. Lender shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale to the Obligations as provided in the Note, and only after so paying over such net proceeds, and after the payment by Lender of any other amount required by any provision of law, need Lender account for the surplus, if any, to Debtor. To the maximum extent permitted by applicable law, Debtor waives all claims, damages, and demands against Lender arising out of the repossession, retention or sale of the Collateral except such as arise solely out of the gross negligence or willful misconduct of Lender as finally determined by a court of competent jurisdiction. Debtor agrees that ten (10) days' prior notice by Lender of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters. Debtor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Obligations, including any attorneys' fees and other expenses incurred by Lender to collect such deficiency.

     (b) Except as otherwise specifically provided herein, Debtor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

     8. Limitation on Lender's Duty in Respect of Collateral. Notwithstanding anything herein to the contrary, Lender shall use reasonable care with respect to the Collateral in its possession or under its control. Lender shall not have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of Lender, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

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

     9. Reinstatement. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Debtor for liquidation or reorganization, should Debtor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of Debtor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as an avoidable preference, fraudulent conveyance, or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

     10. Notices. Whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon another any such communication with respect to this Security Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be addressed to the party to be notified as follows:

        (a) If to Lender, at:

            CellStar, Ltd.
            1730 Briercroft Court
            Carrollton, Texas 75006
            Attention: General Counsel

            With a copy to:

            Steel Hector & Davis LLP
            200 S. Biscayne Blvd.
            Miami, Florida 33131-2398
            Attention:  Barry G. Craig


        (b) If to Debtor, at:

            Topp Telecom, Inc.
            8390 N.W. 25th Street
            Miami, Florida 33122
            Attention:  F. J. Pollak

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been validly served, given or delivered (i) upon the earlier of actual receipt and three (3) Business Days after the same shall have been deposited with the United States mail, registered or certified mail, return receipt requested, with proper postage prepaid, (ii) upon transmission, when sent by telecopy or other similar facsimile transmission (with such telecopy or facsimile promptly confirmed by delivery of a copy by personal delivery or United States mail as otherwise provided above), (iii) one
(1) Business Day after deposit with a reputable overnight carrier with all charges prepaid, or (iv) when delivered, if hand-delivered by messenger.

     11. Severability. Whenever possible, each provision of this Security Agreement shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Security Agreement. This Security Agreement, together with the Note, sets forth the complete understanding and agreement of Lender and Debtor with respect to the matters referred to herein and therein.

     12. No Waiver; Cumulative Remedies. Lender shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by Lender and then only to the extent therein set forth. A waiver by Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Lender would otherwise have had on any future occasion.
No failure to exercise nor any delay in exercising on the part of Lender, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Lender and Debtor.

     13. Limitation by Law. All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

     14. Termination of This Security Agreement. This Security Agreement shall terminate upon the payment and performance in full of all of Debtor's obligations under the Note (the "Termination Date").

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

     15. Successors and Assigns. This Security Agreement and all obligations of Debtor hereunder shall be binding upon the successors and assigns of Debtor (including any debtor-in-possession on behalf of Debtor) and shall, together with the rights and remedies of Lender hereunder, inure to the benefit of Lender, all future holders of any instrument evidencing any of the Obligations and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner affect the Lien granted to Lender hereunder. The rights and obligations of the Lender hereunder may be assigned to Chase Bank of Texas, N.A., or to any other lender which is a party to the Credit Agreement dated October 15, 1997 by and among CellStar, Ltd., Chase Bank of Texas, N.A. and the other "Lenders" thereunder (the "Credit Agreement"), or to any successor lenders under the Credit Agreement, without any approval or consent of, or notice to, the Debtor. Debtor may not assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Security Agreement.

     16. Counterparts. This Security Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one and the same agreement.

     17. Governing Law. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS SECURITY AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF FLORIDA. DEBTOR HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN MIAMI-DADE COUNTY, FLORIDA SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN DEBTOR AND LENDER PERTAINING TO THIS SECURITY AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT, PROVIDED, NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF LENDER. DEBTOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO DEBTOR AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

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

     18. WAIVER OF JURY TRIAL.   THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY
JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN LENDER AND DEBTOR ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED IN CONNECTION WITH, THIS SECURITY AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO.

     18. Headings; Section Titles. The headings and section titles contained in this Security Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

     19. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Security Agreement. In the event an ambiguity or question of intent or interpretation arises, this Security Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Security Agreement.

     20. Conflicts with Letter Agreement. This Security Agreement is to be construed so as to be consistent and not in conflict with that certain Letter Agreement dated as of September 1, 1998 by and among Lender, Debtor and each of the Guarantors and Pledgors named therein (the "Letter Agreement"), but should a conflict nonetheless arise between this Security Agreement and the Letter Agreement, the conflict will be resolved by giving the conflicting provisions of this Security Agreement full force and effect.

                  [Remainder of page intentionally left blank.
                    Signatures continued on following page]

   IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

                              TOPP TELECOM, INC.
                              as Debtor

                              By: /s/ F.J. POLLAK
                                 ---------------------------
                              Name:  F.J. Pollak
                              Title: President and CEO

                              CELLSTAR, LTD.
                              By National Auto Center, Inc.
                              Its General Partner
                              as Lender

                              By: /s/ TIMOTHY L. MARETTI
                                 ---------------------------
                              Name:  Timothy L. Maretti
                              Its:   U.S. Region President

                                   SCHEDULE I
                                       to
                               SECURITY AGREEMENT

                                PERMITTED LIENS

Security interest held by Capital Factors, Inc., evidenced by that UCC-1 Financing Statement, filed by Capital Factors, Inc., on January 31, 1997, File Number U97000000665, amended on March 6, 1998, File Number 980000049853.

Security interest held by Eastern National Bank, evidenced by that UCC-1 Financing Statement filed by Eastern National Bank, on August 6, 1997, File Number 970000175847.

Security interest held by Cellco Partnership d/b/a/ Bell Atlantic Nynex Mobile, evidenced by that UCC-1 Financing Statement, filed by Cellco Partnership d/b/a Bell Atlantic Nynex Mobile, on December 11, 1997, File Number 970000277161.

Security interest held by National Auto Center, Inc. d/b/a/ CellStar, evidenced by that UCC-1 Financing Statement, filed by National Auto Center, Inc. d/b/a Cellstar, on November 3, 1997, File Number 970000248201.

Security interest held by Cellstar, Ltd., evidenced by that UCC-1 Financing Statement, filed by Cellstar, Ltd., on October 21, 1997, File Number 970000236679.

Liens with respect to permitted factoring activities.

                                  SCHEDULE II
                                       to
                               SECURITY AGREEMENT


                  SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
                       AND RECORDS CONCERNING COLLATERAL


I.   Chief Executive Office and principal place of business of Debtor:
II.  Corporate Offices of Debtor:
III. Warehouses:
IV.  Other Premises at which Collateral is Stored or Located:
V.   Locations of Records Concerning Collateral:

                          [TO BE COMPLETED BY DEBTOR]

                                   EXHIBIT A

                               POWER OF ATTORNEY

   This Power of Attorney is executed and delivered by Topp Telecom, Inc., a Florida corporation ("Debtor") to CellStar, Ltd. a Texas limited partnership (hereinafter referred to as "Attorney"), as Lender, under a Promissory Note and a Security Agreement, both dated as of September 1, 1998, and other related documents (the "Loan Documents"). No person to whom this Power of Attorney is presented, as authority for Attorney to take any action or actions contemplated hereby, shall be required to inquire into or seek confirmation from Debtor as to the authority of Attorney to take any action described below, or as to the existence of or fulfillment of any condition to this Power of Attorney, which is intended to grant to Attorney unconditionally the authority to take and perform the actions contemplated herein, and Debtor irrevocably waives any right to commence any suit or action, in law or equity, against any person or entity which acts in reliance upon or acknowledges the authority granted under this Power of Attorney. The power of attorney granted hereby is coupled with an interest, and may not be revoked or canceled by Debtor without Attorney's written consent.

   Debtor hereby irrevocably constitutes and appoints Attorney (and the officers and agents designated in writing by Attorney), with full power of substitution, as Debtor's true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Debtor and in the name of Debtor or in its own name, from time to time in Attorney's discretion, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of the Loan Documents and, without limiting the generality of the foregoing, Debtor hereby grants to Attorney the power and right, on behalf of Debtor, without notice to or assent by Debtor, and at any time, to do the following: (a) change the mailing address of Debtor, open a post office box on behalf of Debtor, open mail for Debtor, and ask, demand, collect, give acquittances and receipts for, take possession of, endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, and notices in connection with any property of Debtor; (b) effect any repairs to any asset of Debtor, or continue or obtain any insurance and pay all or any part of the premiums therefor and costs thereof, and make, settle and adjust all claims under such policies of insurance, and make all determinations and decisions with respect to such policies; (c) pay or discharge any taxes, liens, security interests, or other encumbrances levied or placed on or threatened against Debtor or its property; (d) defend any suit, action or proceeding brought against Debtor if Debtor does not defend such suit, action or proceeding or if Attorney believes that Debtor is not pursuing such defense in a manner that will maximize the recovery to Attorney, and settle, compromise or adjust any suit, action, or proceeding described above and, in connection therewith, give such discharges or releases as Attorney may deem appropriate;
(e) file or prosecute any claim, litigation, suit or proceeding in any court of competent jurisdiction or before any arbitrator, or take any other action otherwise deemed appropriate by Attorney for the purpose of collecting any and all such moneys due to

Debtor whenever payable and to enforce any other right in respect of Debtor's property; (f) cause the certified public accountants then engaged by Debtor to prepare and deliver to Attorney at any time and from time to time, promptly upon Attorney's request, the following reports: (1) a reconciliation of all accounts,
(2) an aging of all accounts, (3) trial balances, (4) test verifications of such accounts as Attorney may request, and (5) the results of each physical verification of inventory; (g) communicate in its own name with any party to any Contract with regard to the assignment of the right, title and interest of such Debtor in and under the Contracts and to perfect, preserve, or realize upon Debtor's property or assets and Attorney's Liens thereon, all as fully and effectively as Debtor might do. Debtor hereby ratifies, to the extent permitted by law, all that said Attorney shall lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, this Power of Attorney is executed by Debtor, and Debtor has caused its seal to be affixed pursuant to the authority of its board of directors effective as of the 1st day of September, 1998.

TOPP TELECOM, INC.


By: _________________________
Name:
Title:

ATTEST:
By: ________________________________ (SEAL)

Title: _______________________________


STATE of FLORIDA     )
                     )
COUNTY of MIAMI-DADE )

The foregoing instrument was acknowledged before me this ______ of ______________________________,1998 by _________________________________,
____________________________ of Topp Telecom, Inc., a Florida corporation, on behalf of the corporation. He/she is personally known to me or has produced a Driver's License as identification.

                                    ______________________________
                                    Notary Public, State of Florida

                                    Print Name: ___________________

                                    Commission No.: _______________

                                    My Commission Expires: ________